SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 15, 2004
(Date of earliest event reported)

Commission File No. 333-110283



                    Wells Fargo Asset Securities Corporation
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       Delaware                                            52-1972128
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(State of Incorporation)                      I.R.S. Employer Identification No.



7485 New Horizon Way, Frederick, Maryland                     21703
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  Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            On March 15, 2004, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-C, Class A-1, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $306,242,100.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 15, 2004, among the Registrant, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank") and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-C, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $1,849,368.97 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.40% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of adjustable interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans. Some of the Mortgage Loans were originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of Wells Fargo Home Mortgage, Inc. and of the employees of various non-participant employers. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes. The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.              Description
            -----------------        -----------
                (EX-4)               Pooling and Servicing Agreement, dated as
                                     of March 15, 2004, among Wells Fargo Asset
                                     Securities Corporation, Wells Fargo Bank,
                                     National Association and Wachovia Bank,
                                     National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION


March 15, 2004


                                       /s/ Susan M. Hughes
                                       ---------------------------------------
                                       Susan M. Hughes
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------




                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

  (EX-4)                  Pooling and Servicing  Agreement,            E
                          dated as of March 15, 2004,
                          among Wells Fargo Asset Securities
                          Corporation, Wells Fargo Bank,
                          National Association and Wachovia
                          Bank, National Association, as trustee.